UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event report) December 12, 2005
FIRST SECURITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

KENTUCKY	000-49781	61-1364206
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

318 EAST MAIN STREET
LEXINGTON, KY 40507
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (859) 367-3700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On December 11, 2005, First Security Bancorp, Inc. (the “Company” or “First Security”), the holding company for First Security Bank of Lexington, Inc., entered into a definitive agreement to merge with a newly formed subsidiary of the bank holding company to be formed for American Founders Bank, Inc. of Frankfort, Kentucky.

According to the terms of the merger agreement, shareholders of First Security will receive $24.00 for each common share held. If the closing does not occur by April 30, 2006, the merger consideration will increase at the rate of 5% per annum for the period from May 1, 2006 to the closing, unless the delay in closing is the result of a breach by First Security. The merger agreement also provides for the cash-out of all outstanding options to purchase First Security shares, at a price equal to the amount by which the merger consideration exceeds exercise price under the options. At the request of First Security, the parties will also pursue the merger of First Security Bank of Lexington, Inc. into American Founders Bank, simultaneously with the merger of their holding companies. The all-cash deal is subject to approval by First Security shareholders and regulators and other customary closing conditions. The merger is expected to be completed in the second quarter of 2006.

In addition, each of the directors of First Security, in their individual capacities, including First Security’s President and CEO, holding in the aggregate slightly more than 50% of PFI’s outstanding common stock, entered into letter agreements with American Founders Bancorp, Inc. in which they agreed, among other things, to vote their shares in favor of the merger and against any other acquisition proposal, generally to retain their First Security shares pending closing and to cooperate with American Founders.

The foregoing does not constitute a complete summary of the terms of the definitive agreement and reference is made to the complete text of the agreement, a copy of which is attached hereto as exhibit 2.1. and is incorporated herein by reference. The form of the voting agreement is attached as Annex A to the merger agreement.

On December 11, 2005, First Security also entered into a letter agreement with its President and CEO, R. Douglas Hutcherson, to amend his employment agreement for the purpose of assuring that any severance payment he is entitled to receive under that agreement will not constitute a “parachute payment” under Section 280G of the Internal Revenue Code. A copy of that letter agreement is attached as exhibit 10.1 and is incorporated herein by reference.

A copy of the Company’s press release announcing the execution of the merger agreement is furnished as Exhibit 99.1.

Additional Information about the Merger and Where to Find It

It is anticipated that the merger will be submitted to First Security shareholders for approval.  First Security will prepare proxy materials describing the merger that will be mailed to First Security’s shareholders.  These proxy materials and other relevant materials, including the definitive merger agreement, may be obtained free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, shareholders may obtain free copies of the documents that First Security files with the SEC by written request directed to: Sue Ezrine.

Shareholders of First Security are urged to read these materials and to read the definitive proxy materials when they become available because they contain and will contain important information about the proposed merger and related items. Shareholders are urged to read the proxy statement and other relevant materials before making any voting or investment decisions with respect to the proposed merger.

The executive officers and directors of PFI have interests in the proposed merger, some of which differ from, and are in addition to, those of First Security’s shareholders generally.  In addition, First Security and its executive officers and directors may be participating or may be deemed to be participating in the solicitation of proxies from the security holders of First Security in connection with the proposed merger. Information about the executive officers and directors of First Security, their relationship with First Security and their beneficial ownership of First Security securities will be set forth in the proxy materials filed with the Securities and Exchange Commission. Shareholders may obtain additional information regarding the direct and indirect interests of First Security and its executive officers and directors in the proposed merger by reading the proxy materials relating to the merger when they become available.

Forward Looking Statements Safe Harbor

This Report contains comments or information that constitute forward-looking statements within the context of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in the forward-looking statements.  Factors that may cause such a difference include: risks that the merger will not be consummated on the terms disclosed or at all; risks resulting from the potential adverse effect on First Security’s business and operations of the covenants First Security made in the merger agreement; risks resulting from the decrease in the amount of time and attention that management can devote to First Security’s business while also devoting its attention to completing the proposed merger; risks associated with the increases in operating costs resulting from the additional expenses First Security has incurred and will continue to incur relating to the proposed merger; changes in interest rates and interest-rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior and their ability to repay loans; changes in the national and local economy; and other factors included in First Security’s filings with the Securities and Exchange Commission, available free online via EDGAR at sec.gov. First Security assumes no responsibility to update forward-looking statements.

ITEM 7.01 Regulation FD Disclosure

On December 11, 2005, First Security issued a press release announcing that it had reached a definitive agreement to merge with a newly formed subsidiary of a holding company to be formed for American Founders Bank, Inc. of Frankfort, Kentucky. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated by reference.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of December 12, 2005 among First Security Bancorp, Inc., First Security Bank of Lexington, Inc., American Founders Bancorp, Inc., American Founders Bank, Inc. and American Founders Acquisition, Inc. First Security will furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

10.1
Letter agreement between First Security Bancorp, Inc., First Security Bank of Lexington, Inc. and R. Douglas Hutcherson amending Mr. Hutcherson’s employment agreement dated December 1, 2003, as amended September 15, 2003.

99.1	Press release dated December 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
Registrant
Date: December 12, 2005

By: /s/ R. Douglas Hutcherson
R. Douglas Hutcherson, President Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of December 12, 2005 among First Security Bancorp, Inc., First Security Bank of Lexington, Inc., American Founders Bancorp, Inc., American Founders Bank, Inc. and American Founders Acquisition, Inc. First Security will furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

10.1
Letter agreement between First Security Bancorp, Inc., First Security Bank of Lexington, Inc. and R. Douglas Hutcherson amending Mr. Hutcherson’s employment agreement dated December 1, 2003, as amended September 15, 2003.

99.1	Press release dated December 12, 2005

Exhibit Number	Description

2.1
Agreement and Plan of Reorganization dated as of December 11, 2005 among First Security Bancorp, Inc., First Security Bank of Lexington, Inc., American Founders Bancorp, Inc., American Founders Bank, Inc. and American Founders Acquisition, Inc. First Security will furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

10.1
Letter agreement between First Security Bancorp, Inc., First Security Bank of Lexington, Inc. and R. Douglas Hutcherson amending Mr. Hutcherson’s employment agreement dated December 1, 2003, as amended September 15, 2003.

99.1	Press release dated December 11, 2005